Exhibit 10.16

NATIONSBANK, N.A.
CRESTAR BANK
SIGNET BANK
THE FIRST NATIONAL BANK OF BOSTON

March 27, 1996

Mr. H. Ray Compton
Dollar Tree Stores, Inc.
2555 Ellsmere Road
Norfolk, VA 23513

Re: Dollar Tree Stores, Inc. - Extensions of the Development Loan Maturity Date and of the Development Loan Commitment Termination Date

Dear Ray:

     For convenience, capitalized terms used in this letter will have the meanings assigned to them in the Credit Agreement among the undersigned and Dollar Tree Stores, Inc., Dollar Tree Distribution, Inc., and Dollar Tree Management, Inc. dated as of January 11, 1996, as amended by a First Amendment to Credit Agreement dated as of January 31, 1996, pursuant to which Dollar Bills, Inc. was added as a party to the Credit Agreement (as amended, such agreement is hereinafter referred to as the "Credit Agreement"). Pursuant to
Section 2.3 of the Credit Agreement, you have requested that we extend the Development Loan Commitment Termination Date with respect to the currently unused and available portion of the aggregate Development Loan Commitment, which is $7,370,000 for an additional 90 day period. We hereby agree to extend the Development Loan Commitment Termination Date for such amount for a period of 90 days to April 9, 1997.

     Further, we are willing to and hereby agree to extend the Development Loan Maturity Date an additional 90 days to April 9, 1997. Consequently, unless it becomes due and payable sooner under the Credit Agreement, the unpaid principal amount of the Development Loan and all accrued and unpaid interest thereon shall now be due and payable in full on April 9, 1997.

     To formalize all of this, in accordance with Section 2.3 of the Credit Agreement, we have each pre-executed a Development Line Extension Request and would ask that you execute it and return it to us for our files. An extra original is enclosed for you to keep for your records.

Except as modified and extended hereby, the terms of the Credit Agreement remain unaltered. As you know, the next consideration date as set forth in Exhibit 2.3(a) of the Credit Agreement is July 9, 1996, and any request to extend the Development Loan Commitment Termination Date with respect to any unused portions of the Development Line must be made by Stores in writing on the form attached to the Credit Agreement as Exhibit 2.3(b) at least 20 days prior to such consideration date.

     We are glad to be able to accommodate this request and hope you will not hesitate to contact us if you have any questions.

                                        NATIONSBANK, N.A.
                                        By:   /s/ Monique S. Adams
                                              ------------------------
                                        Title: Vice President
                                              ------------------------

                                        CRESTAR BANK
                                        By:   /s/ Bruce W. Nave
                                              ------------------------
                                        Title: Vice President
                                              ------------------------

                                        SIGNET BANK
                                        By:   /s/ James A. Whitman
                                              ------------------------
                                        Title: Vice President
                                              ------------------------


                                        THE FIRST NATIONAL BANK OF BOSTON
                                        By:   /s/ Judith Kelly
                                              ------------------------
                                        Title: Vice President
                                              ------------------------

                     Development Line Extension Request
                     ----------------------------------


     We hereby request a 90 day extension of the Commitment Termination Date from January 10, 1997, to April 9, 1997, of $7,370,000, which we certify to be available under the Development Line in accordance with Section 2.3 of the Credit Agreement.

                                        Sincerely,

                                        Dollar Tree Stores, Inc.

                                        By: /s/   H. Ray Compton
                                                  ------------------------
                                        Title:    Executive Vice President
                                                  ------------------------
                                        Date:     March 27, 1996
                                                  ------------------------

ACCEPTED:
                                            Extended Commitment Amount:
NationsBank, N.A.
By:  /s/ Monique S. Adams                    $2,453,158.00
     --------------------
Title: Vice President
      -------------------
Date:  3/27/96
      -------------------

Crestar Bank
By:    /s/ Bruce W. Nave                     $1,537,171.00
      -------------------
Title: Vice President
      -------------------
Date:  4/8/96
      -------------------


Signet Bank
By:  /s/ James A. Whitman                    $1,537,171.00
     --------------------
Title: Vice President
      -------------------
Date:  4/8/96
      -------------------

The First National Bank of Boston
By:    /s/ Judith Kelly                      $1,842,500.00
      ------------------
Title: Vice President
      ------------------
Date:  4/10/96
      ------------------